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                                                                   EXHIBIT 10.34

                          COMPLETION GUARANTY AGREEMENT

      THIS COMPLETION GUARANTY AGREEMENT (this "Agreement") is made as of November 3, 2005, to MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (the "Bank"), by OLD LINE BANCSHARES, INC., a Maryland corporation (the "Guarantor"), witnesseth:

                                    RECITALS

      The Bank has agreed to make a construction loan that may convert to a term loan (collectively, the "Credit Facility") available to Pointer Ridge Office Investment, LLC, a Maryland limited liability company (the "Borrower"), subject to and in accordance with that certain Loan Agreement dated November 3, 2005 (which Loan Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified is herein called the "Loan Agreement"), by and between the Borrower and the Bank. The Guarantor has requested the Bank to make the Credit Facility available to the Borrower, and the Bank has agreed to do so, provided that, among other things, the Guarantor guarantees the completion of the Project (hereinafter defined) as set forth herein.

      NOW, THEREFORE, in order to induce the Bank to make the Credit Facility available to the Borrower, the Guarantor agrees and covenants with the Bank as follows:

      1. RECITALS AND CERTAIN DEFINITIONS. The Guarantor acknowledges that the above recitals are true and correct, and hereby incorporates the same by this reference into the body of this Agreement. The term "Financing Documents" as used herein means collectively and includes this Agreement, the Loan Agreement, the Note (as such term is defined in the Loan Agreement), the Deed of Trust (as such term is defined in the Loan Agreement) and any other instrument, document or agreement both now and hereafter executed, delivered or furnished by the Borrower or any other person evidencing, guaranteeing, securing or in connection with, the Credit Facility. The term "Project" as used herein means the construction of the Improvements (as such term is defined in the Loan Agreement) on the Land (as such term is defined in the Loan Agreement) in accordance with the Plans and Specifications (as such term is defined in the Loan Agreement). The term "Borrower's Obligations" means all present and future debts, obligations and liabilities of the Borrower to the Bank arising pursuant to, and/or on account of, the provisions of the Loan Agreement, the Note and any of the other Financing Documents, including, without limitation, the obligation (a) to pay all principal, interest, late charges and prepayment premiums (if any) due at any time under the Note; (b) to pay all expenses, indemnification payments and other sums due at any time under the Deed of Trust, together with interest thereon as provided in the Note; and (c) to perform, observe and comply with all of the terms, covenants and conditions, expressed or implied, which the Borrower is required to perform, observe or comply with pursuant to the terms of the Loan Agreement, the Deed of Trust or any of the other Financing Documents.

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      2. GUARANTY. If the Borrower:

        (a) fails to complete the Improvements on the Land free of liens except those permitted by any of the Financing Documents and by the Completion Date (as such term is defined in the Loan Agreement) in accordance with the Plans and Specifications with only such amendments thereto as shall be approved by the Bank, and in accordance in all material respects with all material laws, rules, regulations and requirements of all governmental authorities having jurisdiction, or

        (b) fails to keep the Property (as such term is defined in the Loan Agreement) free from all liens and claims which may be filed or made for performing work and labor thereon or furnishing materials therefor in connection with the construction thereof, or both, except to the extent any of the same are permitted by any of the Financing Documents, then the Guarantor hereby unconditionally, irrevocably, jointly and severally guarantees to the Bank that the Guarantor shall, provided that sums under the Loan Agreement are thereafter advanced by the Bank in the manner therein provided:

          (1) cause the Improvements to be completed free and clear of liens except those permitted by any of the Financing Documents in the manner and within the period of time required by the Loan Agreement, in accordance with the Plans and Specifications, amended only as aforesaid, and in accordance in all material respects with all material laws, rules, regulations and requirements of all governmental authorities having jurisdiction,

          (2) cause any such liens to be removed and thereafter keep the Property free from all such liens,

          (3) make payment in full to all laborers, subcontractors and materialmen on or before the Completion Date for the costs of the Improvements, and

          (4) pay all costs and expenses incurred in completing the activities set forth in above subparts (1), (2) and (3) when due, and/or pay to or reimburse the Bank for all reasonable out of pocket expenses incurred or to be incurred by the Bank in completing the activities set forth above in subparts
(1), (2) and (3) in accordance with the terms of the Loan Agreement (such costs and expenses and other sums being herein collectively called the "Guarantor's Monetary Obligations"), provided that, notwithstanding anything herein to the contrary, the Guarantor's liability for the Guarantor's Monetary Obligation hereunder shall be limited to an amount not to exceed fifty percent (50%) of the aggregate Guarantor's Monetary Obligations (Guarantor's Limited Obligations).

      The Guarantor's obligations to comply with subparts (1), and (2) and (3) are herein collectively called the "Guarantor's Non-Monetary Obligations, and collectively, the Guarantor's Non-Monetary Obligations," and the Guarantor's Monetary Obligations are herein collectively called the "Guarantor's Obligations."

      3. ABSOLUTE GUARANTY, ETC. The guaranty of the Guarantor's Limited Obligations under this Agreement is a guaranty of payment and not of collection. The Guarantor's

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Obligations shall remain in full force and effect until all of the Guarantor's
Non-Monetary Obligations are fully completed, and the Guarantor's Limited Obligations are indefeasibly paid in full. Once all of Guarantor's Limited Obligations have been indefeasibly paid in full, and Guarantor's Non-Monetary Obligations are fully completed, then Guarantor's Obligations shall be deemed to be fully satisfied, and this Agreement, without any further action by the Bank, shall be deemed terminated, and Guarantor shall have no further liability hereunder. The obligations and liabilities of the Guarantor under this Agreement are the primary, direct and immediate obligations of the Guarantor and shall in no way be affected, limited, impaired, modified or released by, subject to or conditioned upon, and may be enforced against the Guarantor irrespective of (a) any attempt, pursuit, enforcement or exhaustion of any rights and remedies the Bank may at any time have to collect any or all of the Borrower's Obligations, whether pursuant to any of the Financing Documents or otherwise, from the Borrower, from any other maker, endorser, surety or guarantor of, or pledgor of collateral and security for, all or any part of the Borrower's Obligations (each such other maker, endorser, surety, guarantor or pledgor an "Obligor" and collectively, the "Obligors"), and/or by any resort or recourse to or against any collateral and security for all or any part of the Borrower's Obligations,
(b) the invalidity, irregularity, lack of priority or unenforceability in whole or in part of any or all of the Financing Documents, (c) any counter-claim, recoupment, setoff, reduction or defense based on any claim the Guarantor may now or hereafter have against the Bank, the Borrower or any Obligor, (d) the voluntary or involuntary liquidation, dissolution, termination, merger, sale or other disposition of the Borrower or any of the Borrower's assets and properties, (e) any bankruptcy, reorganization, insolvency or similar proceedings for the relief of debtors under any federal or state law by or against the Borrower or any Obligor, or, any discharge, limitation, modification or release of liability of the Borrower or any Obligor by virtue of any such proceedings, (f) any event, circumstance or matter to which the Guarantor has consented pursuant to the provisions of paragraph 4 hereof, and (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, whether similar or dissimilar to the foregoing.

      4. CONSENTS, ETC. Without notice to, or further consent of, the Guarantor, except as otherwise provided in any of the Financing Documents, the Guarantor hereby consents that the Bank may at any time and from time to time on one or more occasions (a) renew, extend, accelerate, subordinate, change the time or manner of payment or performance of, or otherwise deal with in any manner satisfactory to the Bank any of the terms and provisions of, all or any part of the Borrower's Obligations, (b) waive, excuse, release, change, amend, modify or otherwise deal with in any manner satisfactory to the Bank any of the provisions of any of the Financing Documents, (c) release the Borrower or any or all of the Obligors, (d) waive, omit or delay the exercise of any of its powers, rights and remedies against the Borrower or all or any of the Obligors or any collateral and security for all or any part of the Borrower's Obligations, (e) release, substitute, subordinate, add, fail to maintain, preserve or perfect any of its liens on, security interests in or rights to, or otherwise deal with in any manner satisfactory to the Bank, any collateral and security for all or any part of the Borrower's Obligations, (f) apply any payments of all or any of the Borrower's Obligations received from the Borrower, the Guarantor, any Obligor or any other party or source whatsoever to the Borrower's Obligations in such order and manner as the Bank in its sole and absolute discretion may determine, or (g) take or omit to take any other action, whether similar or dissimilar to the foregoing which may or might in any

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manner or to any extent vary the risk of the Guarantor or otherwise operate as a legal or equitable discharge, release or defense of the Guarantor under applicable laws.

      5. WAIVERS. The Guarantor hereby waives (a) notice of the execution and delivery of any of the Financing Documents, (b) notice of the creation of any of the Borrower's Obligations, (c) notice of the Bank's acceptance of and reliance on this Agreement, (d) presentment and demand for payment of the Borrower's Obligations and notice of non-payment and protest of non-payment of the Borrower's Obligations, (e) any notice from the Bank of the financial condition of the Borrower regardless of the Bank's knowledge thereof, (f) demand for observance, performance or enforcement of, or notice of default under, any of the provisions of this Agreement or any of the Financing Documents, and all other demands and notices otherwise required by law which the Guarantor may lawfully waive, except for any notice expressly provided for herein or in any of the Financing Documents, (g) any right or claim to cause a marshalling of the assets of the Borrower or any Obligor, (h) any defense at law or in equity based on the adequacy or value of the consideration for this Agreement, (i) any right or claim the Guarantor may now or hereafter have against the Borrower or any Obligor arising by way of subrogation, reimbursement, indemnity, contribution, exoneration or otherwise arising from or in connection with any payment the Guarantor may ever make to or for the benefit of the Bank pursuant to this Agreement and (j) all defenses and discharges based on suretyship.

      6. CHANGES. The Guarantor hereby agrees that the Plans and Specifications, the schedule of advances, and any other terms, covenants and conditions contained in the Loan Agreement, the construction contract with any contractor or any of the Financing Documents may be altered, extended, changed, modified or released by the Borrower, with the approval of the Bank, and without notice to or the consent of the Guarantor, without in any manner affecting the obligations of the Guarantor under this Agreement or releasing the Guarantor therefrom. The Guarantor specifically acknowledges and agrees that change orders approved by the Borrower shall in no manner release the Guarantor from the obligations evidenced by this Agreement.

      7. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Bank that (a) the Guarantor is duly organized, existing and in good standing; (b) the Guarantor has the full power and authority to execute, deliver and perform this Agreement and the other Financing Documents to which the Guarantor is a party; (c) neither such execution, delivery and performance, nor compliance by the Guarantor with the provisions of this Agreement and of the other Financing Documents to which the Guarantor is a party will conflict in any material respect with or result in a material breach or violation of the Guarantor's articles of incorporation or by-laws, or any judgment, order, regulation, ruling or law to which the Guarantor is subject or any contract or agreement to which the Guarantor is a party or to which any of the Guarantor's assets and properties are subject, or constitute a material default thereunder;
(d) the execution, delivery and performance of this Agreement and all other Financing Documents to which the Guarantor is a party constitute the legal, valid and binding obligations of the Guarantor enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally except to the extent that the enforcement of remedies hereunder may be limited under applicable bankruptcy and insolvency laws, and the equitable discretion of any court of competent jurisdiction; (e) there is no statute, law, or regulation applicable or binding on the Guarantor which would prohibit, conflict in any

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material respect or prevent the execution, delivery and performance of this
Agreement by the Guarantor; (f) the Guarantor has or has had an opportunity to examine the Financing Documents existing on the date hereof; (g) the Bank's action in making the Credit Facility available to the Borrower will directly or indirectly result in financial benefits to the Guarantor; (h) the financial statements of the Guarantor heretofore delivered to the Bank fairly present the financial position of the Guarantor as of such date, and no adverse change has occurred in the financial position of the Guarantor since such date; (i) the Guarantor is solvent, and following payment of the Guarantor's Limited Obligations, by the Guarantor, the Guarantor would remain solvent; and (j) no information, exhibit, report, statement, certificate or document furnished by the Guarantor or (to the knowledge of the Guarantor) any other person to the Bank in connection with the Credit Facility, this Agreement or the other Financing Documents or the negotiation thereof contains any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained herein or therein not misleading.

      8. COVENANTS. The Guarantor covenants and agrees with the Bank that so long as (1) any of the Guarantor's Obligations shall be outstanding, and/or (2) all commitments of the Bank to make loans to the Borrower is terminated or expired under the terms of the Loan Agreement: (a) the Guarantor shall maintain at all times a system of accounting established and administered in accordance with sound business practices, and will deliver, or cause to be delivered, to the Bank (i) as soon as available but in no event more than ninety (90) days after the end of each fiscal year of the Guarantor, the consolidated balance sheet of the Guarantor as of the end of such period and the related statements of income, retained earnings and cash flows for such period audited by an independent certified public accountant and in form and content satisfactory to the Bank, and (ii) as soon as available, but in no event more than forty-five
(45) days after the end of each fiscal quarter of the Guarantor, the consolidated balance sheet of the Guarantor as of the end of such period and the related statements of income, and retained earnings for such period certified by the chief financial officer of the Guarantor; (b) the Guarantor shall not, directly or indirectly without the prior written consent of the Bank, sell, lease or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business, assets or properties, outside of the ordinary course of business or take any action to liquidate, dissolve or wind up itself or its business; (c) all past, present and future indebtedness of the Borrower to the Guarantor of any nature whatsoever is hereby made subordinate and subject in right of payment to the prior payment in full of the Guarantor's Limited Obligations, and the Guarantor will not accept any payment of such indebtedness without the prior written consent of the Bank; provided, however, that for so long as there is no Default hereunder, Guarantor may receive, and Borrower may pay, but not prepay, principal and/or interest or other scheduled installment payments of such indebtedness; (d) the Guarantor shall do and cause to be done all things necessary to maintain and keep in full force and effect (i) its corporate existence in good standing in each jurisdiction in which it conducts business, and (ii) any and all licenses and permits, which are necessary to the conduct of the business of the Guarantor; in each case, the failure of which would have a material adverse effect on the business, operations or financial condition of the Guarantor; (e) comply with all laws, rules, regulations and decrees to which the Guarantor may be subject, a violation of which would have a material adverse effect on the business, operations or financial condition of the Guarantor; and (f) promptly give written notice to the Bank of the occurrence of any Default (hereinafter defined) or any event, development or circumstance which likely to cause materially adversely

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effect the business, operations, properties or financial condition of the
Guarantor and/or the Borrower.

      9. DEFAULT. The occurrence of any one or more of the following events shall constitute a default under the provisions of this Agreement, and the term "Default" as used in this Agreement shall mean the occurrence of any one or more of the following events: (a) the failure of the Guarantor to promptly pay or perform all or any part of the obligations to be paid or performed by the Guarantor under the provisions of paragraph 2 of this Agreement within ten (10) days after written notice thereof from the Bank; (b) any representation or warranty made herein or any financial statement or other information furnished by the Guarantor pursuant hereto shall prove to be false or misleading in any material respect on the date as of which made or furnished; (c) the failure of the Guarantor to observe, perform and comply with any of the covenants set forth herein within thirty (30) days after written notice thereof from the Bank; (d) the occurrence of a an Event of Default (as defined in the Deed of Trust) or a Default (as defined in the Loan Agreement); (e) the default in any payment of any indebtedness owing by the Guarantor to the Bank (other than the Guarantor's Limited Obligations) or to any other person having an aggregate amount greater than $500,000, beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created and which results in acceleration, or default in the observance or performance of any other agreement or condition relating to any such indebtedness, or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default or other event is to cause or to permit the holder or holders of such indebtedness or beneficiary or beneficiaries of such indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice, if required, such indebtedness to become due prior to its stated maturity; (f) the commencement or filing of any proceedings by or against the Guarantor or any of the Guarantor's assets or properties under the provisions of any bankruptcy, reorganization, arrangement, insolvency, receivership, liquidation or similar law for the relief of debtors, and, except with respect to any such proceedings instituted by the Guarantor, are not discharged within sixty (60) days of their commencement; or (g) if the Guarantor shall liquidate, dissolve or terminate its existence; or (h) the occurrence of any change in the financial condition of the Guarantor which in the good faith judgment of the Bank is materially adverse.

     10. RIGHTS AND REMEDIES. Upon the occurrence of a Default under the provisions of this Agreement, an amount equal to the total of the Guarantor's Limited Obligations then outstanding (whether matured or unmatured and regardless of whether any portion of Borrower's Obligations are then due and payable by the Borrower or any Obligor) shall immediately and automatically be due and payable by the Guarantor to the Bank without further action by, or notice of any kind from, the Bank unless expressly provided for herein, and the Bank may at any time and from time to time thereafter exercise any powers, rights and remedies available to the Bank under the provisions of this Agreement, and applicable laws to enforce and collect the obligations and liabilities of the Guarantor hereunder, all such powers, rights and remedies being cumulative and enforceable alternatively, successively or concurrently. The Guarantor shall pay to the Bank on demand the amount of any and all costs and expenses, including, without limitation, court costs and attorneys' fees and expenses, paid or incurred by or on behalf of the Bank in exercising any such powers, rights and remedies, together with interest thereon from the

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date due until paid in full. Each and every Default hereunder shall give rise to a separate cause of action hereunder, and separate actions may be brought hereunder as each cause of action arises. No failure or delay by the Bank in one or more instances to require strict performance by the Guarantor of any of the provisions hereof or to exercise any powers, rights or remedies available to it under the provisions of this Agreement, or pursuant to applicable laws shall operate as a waiver thereof or preclude the Bank at any later time or times from demanding strict performance thereof or exercising any such powers, rights or remedies. In connection therewith, the Guarantor hereby releases, to the extent permitted by applicable laws, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which the Guarantor may otherwise be entitled under the applicable laws now in force and which may hereafter be enacted, including, without limitation, those of the United States of America. The authority and power to appear for and enter judgment against the Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Bank shall deem necessary and desirable, for all of which this Agreement shall be a sufficient warrant. Upon the occurrence of a Default hereunder, the Bank may at any time and from time to time thereafter, without notice to the Guarantor, set-off, hold, segregate, appropriate and apply at any time and from time to time thereafter all such indebtedness, deposits, credits, balances (whether provisional or final and whether or not collected or available), monies, securities and other property toward the payment of all or any part of the Guarantor's Limited Obligations in such order and manner as the Bank in its sole discretion may determine and whether or not the Guarantor's Limited Obligations or any part thereof shall then be due or demand for payment thereof made by the Bank.

      11. CONTINUING AGREEMENT. This Agreement shall be a continuing one and shall be binding upon the Guarantor regardless of how long before or after the date hereof any of the Borrower's Obligations were or are incurred, and all representations, warranties, covenants, undertakings, obligations, consents, waivers and agreements of the Guarantor herein shall survive the date of this Agreement and shall continue in full force and effect until all Guarantor's Limited Obligations have been indefeasibly paid in full and no commitment of the Bank to make loans to the Borrower under the Loan Agreement shall remain outstanding. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Borrower's Obligations or of any of the obligations and liabilities of the Guarantor hereunder is rescinded or must otherwise be restored or returned by the Bank upon the insolvency, bankruptcy, receivership, dissolution, liquidation or reorganization of the Borrower or the Guarantor or any Obligor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any Obligor or any substantial part of the property of the Borrower or the Guarantor or any Obligor, or otherwise, all as though such payment had not been made and irrespective of whether such payment is returned to the party who originally made it or to some other party.

      12. NOTICES. Any notice, request, demand or other communication with respect to this Agreement shall be deemed sufficient if in writing and dispatched by courier to the address for each respective party hereto set forth on Exhibit A, attached hereto and made part hereof by this reference.

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      13. MISCELLANEOUS. The Guarantor agrees that this Agreement may be enforced by the Bank without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Note or the Property through foreclosure proceedings or otherwise. The Guarantors further agree that nothing herein contained shall prevent the Bank from suing on the Note or foreclosing the Deed of Trust or from exercising any other right available to it under any of the Financing Documents, and the exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of the Guarantor, it being the purpose and intent of the Guarantor that its obligations under this Agreement be released therefrom upon payment of all sums due hereunder and completion of the Improvements in accordance with the Loan Agreement, this Agreement and the other Financing Agreement. Upon the Borrower's satisfaction of the conditions precedent to conversion to the Permanent Loan under Section 2.14. of the Loan Agreement, the Guarantor shall be released from its obligations under this Agreement. No conduct, custom or course of dealing shall be effective to waive, amend, modify or release this Agreement. No amendment, modification or waiver of any of the provisions of this Agreement shall be effective unless it is in writing and signed by the Bank, and any such waiver shall be effective only in the specific instance and for the specific purpose for which it is given. All amounts payable by the Guarantor hereunder to the Bank shall be paid in lawful money of the United States of America in good funds at the Bank's address set forth herein for the purpose of giving notice or to such other place as the Bank may from time to time designate. The Bank may, without notice to or consent of the Guarantor, assign or transfer all or any part of the Bank's rights hereunder, and this Agreement will inure to the benefit of the Bank's assignee or transferee; provided, that the Bank shall continue to have the unimpaired right to enforce this Agreement as to that part of the Bank's rights the Bank has not assigned or transferred. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provisions of this Agreement which shall remain effective. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Maryland, both in interpretation and performance. Time is of the essence in connection with all obligations of the Guarantor hereunder. This Agreement shall be binding upon the Guarantor and the Guarantor's successors and assigns and shall inure to the benefit of and be binding upon the Bank and its successors and assigns. THE GUARANTOR BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE BANK BY ITS ACCEPTANCE OF THIS AGREEMENT, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTIONS, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING UNDER, OR IN CONNECTION WITH THE GUARANTOR'S OBLIGATIONS, THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS.

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                      SIGNATURE PAGE FOR GUARANTY AGREEMENT

      IN WITNESS WHEREOF, the Guarantor has executed and delivered this Agreement under the Guarantor's seal as of the date first written above.

WITNESS\ATTEST:                       OLD LINE BANCSHARES, INC.

/s/ Richard J. Ham                    By: /s/ James W. Cornelsen          (Seal)
-------------------                       --------------------------------

Richard J. Ham                            James W. Cornelsen, President
--------------                            ----------------------------
Name                                      Name                Title

State of Maryland
County of Prince George's

      On this 3 day of November, 2005, before me, the undersigned officer personally appeared James W. Cornelsen, and he, as President of Old Line Bancshares, Inc., being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

In witness whereof I hereunto set my hand and official seal.

Seal                          /s/ Richard J. Ham, Notary Public
                              -------------------
                              Name: Richard J. Ham

                              My commission expires